                                                                   EXHIBIT 10.43


                        Dated     [Do Not Date]     1995



                        HORIZON EXPLORATION LIMITED (1)

                                      AND

                          THE BANK OF N.T. BUTTERFIELD
                               & SONS LIMITED (2)





                                CHATTEL MORTGAGE





                               ALSOP WILKINSON

                                6 Dungate Hill
                               London EC4R 255

                                     INDEX

                         (for reference purposes only)

Clause           Heading                                                                                      Page Number
------           -------                                                                                      -----------
1                COVENANT TO PAY

2                MORTGAGE

3                COVENANTS OF THE MORTGAGOR

4                DEFAULT AND BANK'S POWERS OF SALE

5                RECEIVER

6                PROTECTION OF THIRD PARTIES

7                CONTINUING SECURITY

8                SUSPENSE ACCOUNT

9                NEW ACCOUNTS

10               SET-OFF

11               COSTS AND INDEMNITY

12               TIME AND INDULGENCES

13               AVOIDANCE OF PAYMENTS

14               MISCELLANEOUS

15               NOTICES

THIS DEED made
                                                                           1995

BETWEEN

(1) HORIZON EXPLORATION LIMITED a company registered in England under company number 2804983 whose registered office is at 6 Pembroke Road Sevenoaks Kent TN1J 1XR ("the Mortgagor") and

(2) THE BANK OF N.T. BUTTERFIELD & SON LIMITED acting through its London Branch of 24 Chiswell Street London EC1Y 4TY ("the Bank")

NOW THIS DEED WITNESSETH as follows:

WHEREAS:

(A) The Bank has made general banking and contract finance facilities available to the Mortgagor;

(B) The Mortgagor has now requested the Bank to make available to the Mortgagor a Term Loan Facility up to maximum amount of US $2,000,000 ("the Term Loan Facility");

(C) As a condition precedent to the Bank making available the Term Loan Facility the Bank requires the Mortgagor to enter into this Deed as security for all its obligations from time to time to the Bank;

1        COVENANT TO PAY
         ---------------

         The Mortgagor covenants on demand to pay and discharge to the Bank all monies obligations and liabilities whether principal interest or otherwise which may now or at any time in the future be due owing or incurred by the Mortgagor to the Bank whether actual or contingent and whether alone severally or jointly as principal guarantor surety or otherwise and in whatever name or style and whether on any current or other account or in any other manner together with interest charges and other expenses so that interest shall be calculated and compounded as may be agreed from time to time between the parties or, if not agreed, at the usual rate of interest of the Bank on such accounts as well after as before any demand made or judgment obtained hereunder (together hereinafter referred to as (the Secured Obligations).

2        MORTGAGE
         --------

         2.1 As security for the payment or discharge of the Secured Obligations the Mortgagor as beneficial Owner HEREBY ASSIGNS to the Bank by way of first ranking fixed legal mortgage ALL the Chattels listed in the Schedule hereto ("the Chattels") together with the benefit of all and any warranties guarantees or indemnities or other rights relating to the Chattels and the benefit of all maintenance agreements between the Mortgagor and any third party insofar as the same are assignable TO HOLD the same unto the Bank absolutely subject only to the proviso for redemption hereinafter contained PROVIDED that on payment and discharge of the Secured Obligations the Bank shall at the request and cost of the Mortgagor discharge this security.

         2.2 The Mortgagor shall at any time execute such deeds and do all such things as the Bank may from time to time require to vest in the Bank (subject to the proviso for redemption hereinbefore contained) full right and title in and to the Chattels.

3        COVENANTS OF THE MORTGAGOR
         --------------------------

         3.1 The Mortgagor covenants with the Bank during the terms of this Deed as follows:

                 3.1.1 not without the prior written consent of the Bank to sell transfer or dispose of or part with possession or control of or attempt to sell lease transfer or dispose of the Chattels (or any interest therein) nor directly or indirectly create or permit to exist any mortgage lien pledge charge security interest assignment or other encumbrance of any kind whatsoever in relation to the Chattels;

                 3.1.2 to use the Chattels in a careful and proper manner and to keep tines in good working order including by way of repair of and adjustment to the Chattels;

                 3.1.3 not without the prior written consent of the Bank to make changes or alterations to the Chattels;

                 3.1.4 not to lease hire out or otherwise part with possession of the Chattels or permit or procure the Chattels to be used other than in the business of the Mortgagor without the prior written consent of the Bank and then only subject to such further tends as the Bank may require;

                 3.1.5 to pay punctually all taxes and duties however designated insurance premiums maintenance or servicing charges and other outgoings in respect of the Chattels or their use;

                 3.1.6 to insure and keep insured the Chattels in the joint names of the Bank and the Mortgagor or (at the discretion of the Bank) with the interest of the Bank noted against such policy to the full replacement value thereof and against accident third party and other risks normally covered by insurance and upon such terms and with such insurers as shall be approved in writing by the Bank and to produce to the Bank on demand evidence of the policy of such insurance and the receipt for the current premium in respect thereof. If the Mortgagor shall fall to insure the Chattels in accordance with this clause the Bank may do all such things as it may consider necessary to insure the Chattels and shall be entitled to reimbursement from the Mortgagor upon demand of all costs involved in securing such Insurance;

                 3.1.7 to procure at its own expense that the Chattels can at all times be used Without contravening any legislation governing or affecting the same and the use thereof

                 3.1.8 not to annex the Chattels to any property and/or land to the intent that the equipment is not and shall not become a fixture or fitting of such property and/or land

         3.2 If the Mortgagor shall fail to satisfy the Bank that it has performed any of its obligations under clause 3.1 then the Bank may take such steps as it considers appropriate to procure the performance of such obligation and shall not thereby be deemed to be a mortgagee in possession and the monies expended by the Bank shall be reimbursed by the Mortgagor on demand and until so reimbursed shall carry interest as mentioned in clause 1 from the cost of payment to the date of reimbursement.

         3.3 The Mortgagor will indemnify and keep the Bank indemnified from and against all and any costs claims damages and any other expenses whatsoever that the Bank may suffer sustain or incur or be called upon to pay by reason of or consequent upon (whether directly or indirectly) it having entered into this Deed or as a result of the Mortgagor failing to perform any express or implied obligations on its part herein contained or otherwise and without prejudice to the generality of the foregoing from and against all rates taxes duties charges imposition assessments and outgoings whatsoever payable charged or imposed upon or in respect of the Chattels.

4        DEFAULT AND BANK'S POWERS OF SALE

         4.1     This Deed shall become enforceable:

                 4.1.1 if any of the Secured Obligations shall not be paid or discharged by the Mortgagor in accordance with clause 1; or

                 4.1.2 if the Mortgagor shall be in breach of any provision of this Deed or of any agreement containing any terms and conditions of or applicable to the monies obligations and liabilities secured by this Deed; or

                 4.1.3 upon the presentation of a petition for the winding-up of the Mortgagor or the making of an order for the winding up of the Mortgagor or the passing by the Mortgagor of a resolution for voluntary winding-up; or

                 4.1.4 if an encumbrancer shall take possession of or a receiver shall be appointed over or any secures creditor of the Mortgagor shall seek to enforce his security in respect of all or any of the property or assets charged by this Deed; or

                 4.1.5    if a petition shall be presented for an
                          administration order in relation to the Mortgagor; or

                 4.1.6 if the Mortgagor shall enter into any composition or arrangement for the benefit of its creditors; or

                 4.1.7 any other event shall take place which in the opinion of the Bank puts in jeopardy all or any part of the security created by this Deed.

         4.2 The Secured Obligations shall be deemed to have become due within the meaning of Section 101 of the Law of Property Act 1925 ("the Act") and the security created by the Mortgagor by or pursuant to this Deed shall immediately become enforceable and the power of sale and other powers conferred by the said Section and/or by Schedule 1 to the Insolvency Act 1986, in each case as varied or extended by this Deed, and all other powers conferred on the Bank by this Deed shall be immediately exercisable at any time, in relation to the whole or any part of the Chattels, after the Bank shall have validly and effectively demented the payment or discharge by the Mortgagor of all or any of the Secured Obligations, any demand for payment shall be valid ant effective for the purposes of this sub-clause 4.2 notwithstanding that the demand may contain an inaccurate or incomplete statement of the Secured Obligations.

5        RECEIVER
         --------

         5.1 The provisions of Clause 4 above notwithstanding, at any time after the security constituted by this Deed shall have become enforceable the Bank may by writing appoint any person or persons to be a receiver or receivers of the Chattels or any of them and remove any receiver or receivers so appointed and appoint another or others in his or their place and a receiver or receivers so appointed shall have powers:

                 5.1.1 to take possession of the Chattels or any part thereof and for that purpose to take any proceedings in the name of the Mortgagor or otherwise as may seem expedient;

                 5.1.2 to carry on manage or concur in carrying on or managing the business of the Mortgagor in relation to the Chattels and for any of those purposes to raise or borrow any monies;

                          that may be required upon the security of the Chattel;

                 5.1.3    forthwith and without the restrictions imposed by
                          Section 103 of the Act to sell or concur in selling (but where necessary with the leave of the Court) and to lease the Chattels;

                 5.1.4 to make any arrangements in relation to the Chatter which he or they shall think expedient;

                 5.1.5 to make and effect all repairs renewals and any Improvements to the Chattels and to maintain or renew all insurances;

                 5.1.6 to appoint managers, agents, officers, servants and workmen for any of the aforesaid purposes at such salaries and for such periods as he or they may determine;

                 5.1.7 to do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid and which he or they lawfully ray or can do as agent for the Mortgagor

                 All moneys received by such receiver or receivers shall be applied first in payment of his or their remuneration as may be agreed between him or them and the appointor and the costs of realization secondly in providing for the matters specified in the first three paragraphs of Section 103(8) of the Act and for the purposes aforesaid and thirdly in or towards satisfaction of the Secured Obligations and all the foregoing provisions in this Dead shall take effect as and by way of variation and extension of the provisions of Section 99 to 109 inclusive of the Act which provisions so varied and extended shall be regarded as incorporated herein. Any receiver or receivers so appointed shall be deemed to be the agent or agents of the Mortgagor and the Mortgagor shall be solely responsible for his or their acts or defaults and for his or their remuneration

         5.2 The Mortgagor irrevocably appoints the Bank any receiver and any person nominated by the Bank jointly and also severally to be the attorney of the Mortgagor with the power of substitution and in its name and otherwise on its behalf and as its act and deed to sign or execute all deeds, instruments and documents which the Bank or any receiver may require or teem proper for any of the purposes of or which the Mortgagor ought to do under this Deed.

                 The Mortgagor agrees to ratify and confirm anything such attorney shall lawfully and properly do.

6        PROTECTION OF THIRD PARTIES
         ---------------------------

         No person dealing with the Bank or with any receiver of the Chattels or any part thereof appointed by the Bank or with any delegate or sub-delegate of the Bank shall be concerned to enquire whether any event has happened upon which any of the posers, authorities and discretions conferred by or pursuant to this Deed in relation to the Chattels or any part thereof are or may be exercisable by the Bank or by any such receiver, delegate or sub-delegate or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers and 611 the protection to purchasers contained in Sections 104 and 107 of the Act and Section 42(3) of the Insolvency Act 1986 shall apply to any person purchasing from or dealing tenth the Bank or any such receiver, delegate or sub-delegate in like manner as if the statutory powers of sale end of appointing receiver in relation to the Chattels had not been varied or extended by this Deed.

7        CONTINUING SECURITY
         -------------------

         The security created by this Deed is a continuing security for the payment discharge and performance in full of all the Secured Obligations and the security so created shall not be satisfied or otherwise prejudiced or effected by any intermediate payment or satisfaction of any part of the said amounts and the security so created shall be in addition to and shall not in any way be prejudiced or effected by any collateral guarantees or other security now or hereafter held by the Bank for any part of the said amounts Section 93 of the Act shall not apply to this Deed. Upon repayment in full of the Secured Obligations this security shall cease and determine

8        SUSPENSE ACCOUNT

         All monies received, recovered or realized by the Bank under this Deed may in the discretion of the Bank be credited to any suspense or impersonal account and may be held In such account for so long as the Bank thinks fit (with interest accruing thereon at such rate, if any, as the Bank may deem fit for the account of the Mortgagor) pending their application from ff me to time (as the Bank shall be entitled to do in its discretion) in or towards the discharge of any of the Secured Obligations.

9        NEW ACCOUNTS

         9.1 If the Bank shall at any time receive actual or constructive notice of any charge or other interest affecting any part of the property hereby charged then the Bank may open a new account or accounts for the Mortgagor and if the Bank does not do so then the Bank shall be treated as if it had in fact done so at the time when it received or was deemed to receive notice and as from that time all payments made by the Mortgagor to the Bank shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this Dead at the time when the Bank received or was deemed to have received such notice.

10       SET-OFF

         10.1 The Bank may at any time and without notice to the Mortgagor combine or consolidate all or any of the Mortgagor's then existing accounts with and liabilities to the Bank and set off or transfer any sum or sums standing to the credit of any one or more of such accounts in or towards satisfaction of any of the liabilities of the Mortgagor to the Bank on any other account or in any other respects. The Bank shall notify the Mortgagor that such a transfer has been made.

11       COSTS AND INDEMNITY

         11.1 All costs charges and expenses incurred by the Bank in relation to this Deed or the monies and liabilities hereby secured shall be reimbursed by the Mortgagor to the Bank on demand on a full indemnity basis and until so reimbursed shell carry interest as mentioned in clause 1 from the date of payment to the date of reimbursement and be secured on the property charged by this Deed.

         11.2 The Bank and every receiver attorney or other person appointed by the Bank under this Deed and their respective employees shall be entitled to be indemnified on a full indemnity basis out of the property charged by this Deed in respect of all liabilities and expenses incurred by any of them in or directly or indirectly as a result of the exercise or purported exercise of any of the powers authorities or discretions vested in them under this Deed and against all actions, proceedings, losses, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the property charged by this Deed and the Bank and any such receiver may retain and pay all sums in respect of the same out of the monies received under the powers conferred by this Deed.

12       TIME AND INDULGENCE

         12.1 The Bank may at any time or times without discharging or in any way affecting the security created by or pursuant to this Deed or any remedy in respect of such security, grant to the Mortgagor time or indulgence or abstain from asserting, calling, exercising or enforcing any remedies, securities, guarantees or other rights which it may now or hereafter have from or against the Mortgagor.

         12.2 The Bank may in its discretion grant time or other indulgence, or make any other arrangement, variation or release with, any person or persons not party hereto (whether or not such person or persons are jointly liable with the Mortgagor) in respect of any of the Secured Obligations or of any other security therefor or guarantee in respect thereof without prejudice either to the security constituted by or pursuant to this Deed or to the liability of the Mortgagor for the Secured Obligations or the exercise by the Bank of any rights, remedies and privileges conferred upon it by this Deed.

13       AVOIDANCE OF PAYMENTS

         No assurance, security or payment which may be avoided under any law relating to bankruptcy, insolvency or winding-up (including Sections 238, 239, 244 or 245 of the Insolvency Act 1986), and no settlement or discharge given or made by the Bank on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Bank to enforce the security created by or pursuant to this Deed to the full extent of the Secured Obligations. Except in respect of the refinancing of the Secured Obligations by a third party financier as a result of which the Secured Obligations are repaid in full (but not in part only) to the Bank, the Bank may in its absolute discretion retain the security so created for the period of two Business Days plus such statutory period within which any security or payment given or made pursuant to this Deed can be avoided or invalidated after all facilities from time to time made available to the Mortgagor by the Bank shall have ceased to be available and the Secured Obligations shall have been paid in full, notwithstanding any release, settlement, discharge or arrangement given or made by the Bank on, or as a consequence of, such termination of liability. If at any time within such period after such termination a petition shall be presented to a competent court for an order for the bankruptcy, insolvency or winding-up of the Mortgagor shall commence to be wound up voluntarily, or an application for an administration order shall be made to a competent court in respect of the Mortgagor, the Bank may, notwithstanding as aforementioned, continue to retain such security or any part thereof far and during such further period as the Bank in its absolute discretion shall determine. The Mortgagor agrees that such security shall be deemed to have been and to have remained held by the Bank as and by way of security.

14       MISCELLANEOUS

         14.1 The Bank shall have a full and unfettered right to assign the whole or any part of the benefit t of this Deed and the expression 'the Bank' shall include its successors and assigns and the Bank shall be entitled to disclose any informant on to any actual or prospective assignee successor or participant.

         14.2 The provisions of this Deed shall be severable and if at any time any one or more such provisions is or becomes invalid illegal or unenforceable the validity, legality and enforceability of the remaining provisions shall not in any way be impaired.

         14.3 The rights and remedies of the Bank provided by this Deed are cumulative ant are not exclusive of any rights powers or remedies provided by law and may be exercised from time to time and as often as the Bank may deem expedient.

         14.4 Any reference in this Deed to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

15       NOTICES

         15.1 Any demand or notice under this Deed shall be in writing signed by any officer of the Bank and may be served personally on any director or the secretary of the Mortgagor or may be sent by post telex or facsimile or may be delivered to the registered office of the Mortgagor or its last known place of business. If such demand or notice is sent by post it shall be deemed to have been received on the day following the day on which it was posted and shall be effective notwithstanding that it was not in fact delivered or was returned undelivered. If sent by telex or facsimile it shall be deemed to have been received (whether or not actually received) at the tine of dispatch.

16       LAW AND JURISDICTION

         This Deed shall be governed by and construed in accordance with English law and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the English Courts.